Exhibit 10.5

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INFORMATION TECHNOLOGY INC.

CHANGE of CPU ADDENDUM

Agreement made between Information Technology, Inc., (the “Vendor”), and the “Customer” identified below.

WHEREAS pursuant to those Software License Agreements and Product License Agreements executed on the dates identified below, (hereinafter collectively referred to as the “License Agreement”), Vendor has granted to Customer a nonexclusive and nontransferable license to use Vendor’s software upon a single computer system (CPU); and

WHEREAS Customer desires to change the CPU model identified in Appendix A of the License Agreement to the new CPU mode identified below; and

WHEREAS Vendor is willing to grant the change in CPU to Customer for good and valuable consideration;

NOW, THEREFORE, the parties agree as follows:

The License Agreement between Vendor and Customer shall be amended to change the CPU.

All other terms and conditions of the License Agreement shall remain in full force and effect.

This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.

CPU Model Changed To:  Unisys ITI6000-06 (A326) under 48,000 accounts.

License Agreement Dated:  March 16, 1998, August 17, 1998, December 28, 1998, March 1, 1999, November 2, 1999, March 28,2000, September 5, 2000 and April 2, 2001.

CUSTOMER:		VENDOR:

FEATHER RIVER STATE BANK		INFORMATION TECHNOLOGY, INC.

Signature:	Brent Davis	Signature:	Timothy D. Conzemius
Name:	Brent Davis	Name:	Timothy D. Conzemius
Title:	VP/Chief Technology Officer	Title:	Vice President & CFO
Address:	1227 Bridge Street, Suite C	Address:	1345 Old Cheney Road
	Yuba City, CA 95991		Lincoln, NE 68512
Date:	May 17, 2001	Date Accepted:	May 21, 2001